Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 14 TO MASTER REPURCHASE AND SECURITIES CONTRACT

This AMENDMENT NO. 14 TO MASTER REPURCHASE AND SECURITIES CONTRACT (this “Amendment”), dated as of October 28, 2026 (“Amendment Date”), and effective as of November 26, 2026 (“Amendment Effective Date”), among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”), FS CREIT FINANCE WF-1 LLC, a Delaware limited liability company (“Seller”), and acknowledged and agreed by FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Guarantor”) and FS CREIT FINANCE HOLDINGS LLC, a Delaware limited liability company (“Pledgor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Buyer and Seller are parties to that certain Master Repurchase and Securities Contract, dated as of August 30, 2017 (as amended hereby, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Guarantor executed and delivered to Buyer the Guarantee Agreement dated as of August 30, 2017, as amended prior to the date hereof, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”);

WHEREAS, on and as of the date hereof, (i) the “Initial Maturity Date” (as defined in Section 2.01 of the Repurchase Agreement) is November 26, 2026, and (ii) the “Initial Funding Expiration Date” (as defined in Section 2.01 of the Repurchase Agreement) is November 26, 2026, in each case subject to extension in accordance with Section 3.06 of the Repurchase Agreement;

WHEREAS, Buyer and Seller wish to amend the Repurchase Agreement such that (i) the Initial Maturity Date shall be reset to November 26, 2028 and (ii) the Initial Funding Expiration Date shall be reset to November 26, 2028;

WHEREAS, Buyer and Seller further wish to provide that all other terms of the Repurchase Agreement, including the three (3) successive one (1) year extension options, as set forth in Section 3.06 of the Repurchase Agreement and all conditions precedent to each such extension, shall be reinstated and shall apply with respect to the Initial Maturity Date and the Initial Funding Expiration Date, each as reset pursuant to this Amendment; and

WHEREAS, Buyer and Seller have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment and Guarantor and Pledgor have agreed, subject to the terms and conditions hereof, to make the acknowledgments set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer, Seller, Guarantor and Pledgor hereby agree as follows:

SECTION 1. Repurchase Agreement Amendments.

(a) The defined term “SOFR Administrator’s Website”, as set forth in Section 2.01 of the Repurchase Agreement, is hereby deleted in its entirety.

(b) The defined terms “Initial Funding Expiration Date” and “Initial Maturity Date”, each as set forth in Section 2.01 of the Repurchase Agreement, are each hereby amended and restated in their entirety to read as follows:

“Initial Funding Expiration Date”: November 26, 2028.

“Initial Maturity Date”: November 26, 2028.

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective upon (a) this Amendment shall have been duly executed and delivered by a duly authorized officer of each of Buyer, Seller, Guarantor and Pledgor, (b) Amendment No. 7 to the Guarantee Agreement, dated as of the date hereof (the “Guarantee Amendment”) shall have been duly executed and delivered by a duly authorized officer of Guarantor and Buyer, (c) Seller shall have paid to Buyer the Annual Fee on and as of the Amendment Effective Date, (d) the Amendment Effective Date shall have occurred, (e) Seller, Guarantor and Pledgor, as applicable, shall reaffirm Section 3 and Section 7 of this Amendment by providing written notice to Buyer of such reaffirmation and (f) Seller, Guarantor and Pledgor shall deliver to Buyer such other documents as Buyer or counsel to Buyer may reasonably request.

SECTION 3. Representations and Warranties. On the Amendment Date, Seller hereby represents and warrants to Buyer that (a) it is in full compliance with all of the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 7 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

SECTION 4. Acknowledgments of Guarantor and Pledgor.

(a) Guarantor hereby acknowledges (i) the execution and delivery of this Amendment and agrees that it continues to be bound by the Guarantee Agreement, as modified by the Guarantee Amendment, made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein, (ii) reaffirms its obligations under the Guarantee Agreement, as modified by the Guarantee Amendment, and (iii) that as of the date hereof Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

(b) Pledgor hereby acknowledges (i) the execution and delivery of this Amendment and agrees that it continues to be bound by the Pledge Agreement, made by Pledgor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein, (ii) reaffirms its obligations under the Pledge Agreement, and (iii) acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Pledge Agreement and the other Repurchase Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment and the Guarantee Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof, (a) all references in the Repurchase Agreement to the Repurchase Documents shall be deemed to include, in any event, this Amendment and the Guarantee Amendment, (b) each reference to the Repurchase Agreement in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby and (c) each reference to the Guarantee Agreement in any of the Repurchase Documents shall be deemed to be a reference to the Guarantee Agreement, as amended the Guarantee Amendment.

SECTION 6. No Novation; Effect of Amendment. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor, Pledgor or any of their respective affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (a) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (b) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (c) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 7. Waivers. (a) Each of Seller, Guarantor and Pledgor acknowledges and agrees that as of the Amendment Date, it has no defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against Buyer arising under or in respect of the Repurchase Agreement, the Fee Letter, the Guarantee Agreement, the Pledge Agreement or any other Repurchase Document and any such defenses, rights of setoff, claims, counterclaims or causes of action which may exist as of the date hereof are hereby irrevocably waived, and (b) in consideration of Buyer entering into this Amendment, Seller, Guarantor and Pledgor hereby waive, release and discharge Buyer and Buyer’s officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arise out of or from or in any way relating to or in connection with the Repurchase Agreement, the Fee Letter, the Guarantee Agreement or the other Repurchase Documents, including, but not limited to, any action or failure to act under the Repurchase Agreement, the Fee Letter, the Guarantee Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Repurchase Agreement or the other Repurchase Documents.

SECTION 8. Counterparts. This Amendment may be executed in two (2) or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or PDF copy by email shall be effective as delivery of a manually executed counterpart of this Amendment. The words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other laws, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 9. Fees and Expenses. Seller agrees to pay to Buyer all reasonable fees and expenses incurred by Buyer in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel incurred in connection with this Amendment) in accordance with the Repurchase Agreement.

SECTION 10. Submission to Jurisdiction. Each party irrevocably and unconditionally (a) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (b) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.

The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 10 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

SECTION 11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

SECTION 12. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association

By:	/s/ H. Lee Goins III
Name:	H. Lee Goins III
Title:	Managing Director

SELLER:

FS CREIT FINANCE WF-1, LLC,
a Delaware limited liability company

By:	/s/ Brian Gold
Name:	Brian Gold
Title:	Chief Financial Officer

ACKNOWLEDGED AND AGREED:

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST INC.,
a Maryland corporation

By:	/s/ Brian Gold
Name:	Brian Gold
Title:	Chief Financial Officer

PLEDGOR:

FS CREIT FINANCE HOLDINGS LLC,
a Delaware limited liability company

By: FS Credit Real Estate Trust, Inc., its sole member

By:	/s/ Brian Gold
Name:	Brian Gold
Title:	Chief Financial Officer